UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------
                                    FORM 8-K
                            ------------------------

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 29, 2005
                    ---------------------------------------



                          JACOBS FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)
                     --------------------------------------

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         0-21210                                       84-0922335
 (Commission File Number)                (I.R.S. Employer Identification Number)

         300 Summers Street, Suite 970, Charleston, West Virginia 25301
               (Address of Principal Executive Offices) (Zip Code)

                                 (304) 343-8171
              (Registrant's Telephone Number, Including Area Code)

                                   NELX, Inc.
          (Former Name or Former Address, if Changed Since Last Report)
                     --------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.
           ---------------------------------------

       As previously reported, on July 31, 2005, the Registrant's predecessor, NELX, Inc., entered into a definitive purchase agreement with the owner of an insurance company holding licenses as a property and casualty insurer in each of West Virginia, Ohio and Indiana. Under the purchase agreement, The Celina Mutual Insurance Company (Celina) agreed to sell the stock of West Virginia Fire and Casualty Company (WVFCC) to the Registrant and the Registrant agreed to purchase the stock of WVFCC from Celina for a purchase price of approximately $3 million, subject to certain closing adjustments. The closing of the transaction was conditioned upon each of (i) satisfaction of a financing contingency, and
       (ii) necessary approvals of the West Virginia Department of Insurance and the Insurance Departments of each of Ohio and Indiana. The financing contingency was satisfied by the receipt of commitments on September 30, 2005, as previously reported. The final necessary insurance regulatory approval was received on December 23, 2005. Financing for the Registrant's purchase of the stock of WVFCC and for operations was obtained by the issuance of unregistered equity securities as follows:

       On December 30, 2005, in exchange for cash subscriptions totaling $350,000, the Registrant issued 350 shares of Series A Preferred Stock, together with 1,050,000 Warrants to acquire Common Stock of the Registrant. The Certificate of Designations of the Series A Preferred Stock is attached hereto as Exhibit 99.3. The form of Warrant is attached hereto as Exhibit 99.5. The Warrants accompanying the Series A Preferred Stock have a term of seven years and an exercise price of $.001 per share of Common Stock.

       On December 30, 2005, in exchange for cash subscriptions totaling $2,985,000, the Registrant issued 3980 shares of Series B Preferred Stock, together with 19,900,000 Warrants to acquire Common Stock of the Registrant. The Certificate of Designations of the Series B Preferred Stock is attached hereto as Exhibit 99.4 and, in addition to terms previously reported, includes a conversion privilege for the holder of Series B Preferred Stock into Common Stock exercisable at a conversion price of $1.00 per share. The form of Warrant is attached hereto as
       Exhibit 99.5. The Warrants accompanying the Series B Preferred Stock have a term of five years and an exercise price of $.001 per share of Common Stock.

       In addition, on December 30, 2005, outstanding indebtedness of the Registrant in the form of convertible notes totaling approximately $3,600,000 converted into 4800 shares of Series B Preferred Stock, together with 24,000,000 Warrants to acquire Common Stock of the Registrant. The amount of indebtedness converted and number of shares of Series B Preferred Stock and number of Warrants to acquire Common Stock issued upon conversion is expected to be adjusted to take into account the conversion of accrued interest of electing holders of the securities. The form of Warrant is attached hereto as Exhibit 99.5. The Warrants accompanying the Series B Preferred Stock acquired upon conversion of the Registrant's indebtedness have a term of five years and an exercise price of $.001 per share of Common Stock.

       The issuance of the aforementioned securities is exempt from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), by reason of the provision of Section 4(2) of the Securities Act, as transactions not involving any public offering, in reliance upon, among other things, the representations made by the investors, including representations regarding their status as accredited investors (as such term is defined under Rule 501 promulgated under the Securities Act), and their acquisition of the securities for investment and not with a current view to distribution thereof. The securities contain a legend to the effect that such securities are not registered under the Securities Act and may not be transferred except pursuant to a registration which has become effective under the Securities Act or pursuant to an exemption from such registration. The issuance of the securities was not underwritten.

ITEM 5.03.  AMENDMENTS TO REGISTRANT'S ARTICLES OF INCORPORATION AND BYLAWS.
            ---------------------------------------------------------------

       The Registrant merged with and into its wholly-owned subsidiary, Jacobs Financial Group, Inc. (JFG), a Delaware corporation, on or about December 29, 2005. JFG survived the merger as the Registrant.

       The merger effected a change in the Registrant's name, a change in the state of incorporation of the Registrant from Kansas to Delaware, an amendment to the Articles of Incorporation of the Registrant and an amendment to the Bylaws of the Registrant. The merger did not result in a stock split or consolidation. The Certificate of Incorporation and Bylaws of JFG are attached as Exhibits 99.1 and 99.2, respectively. Certificates of Designations for Series A Preferred Stock and Series B Preferred Stock adopted by the board of directors of JFG on December 22, 2005 are attached as Exhibits 99.3 and 99.4, respectively.

ITEM 8.01. OTHER EVENTS.
           ------------

       The Common Stock of the Registrant, Jacobs Financial Group, Inc., trades over the counter under the stock symbol "JFGI" (OTCBB).

       On January 3, 2006, the Registrant issued a press release which is attached hereto as Exhibit 99.6, which press release is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
           ---------------------------------

     (d) Exhibits:

       99.1   Certificate of Incorporation of Jacobs Financial Group, Inc.
       99.2   Bylaws of Jacobs Financial Group, Inc.
       99.3 Certificate of Designations of Series A Preferred Stock of Jacobs Financial Group, Inc.
       99.4 Certificate of Designations of Series B Preferred Stock of Jacobs Financial Group, Inc.
       99.5   Form of Jacobs Financial Group, Inc. Warrant
       99.6   Press Release dated January 3, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Jacobs Financial Group, Inc.

                                        By:/s/ John M. Jacobs
Date: January 3, 2006                   ------------------------------
                                        John M. Jacobs
                                        President


                  --------------------------------------------


                                  EXHIBIT INDEX


    Exhibit   Exhibit Description
     Number

       99.1   Certificate of Incorporation of Jacobs Financial Group, Inc.
       99.2   Bylaws of Jacobs Financial Group, Inc.
       99.3 Certificate of Designations of Series A Preferred Stock of Jacobs Financial Group, Inc.
       99.4 Certificate of Designations of Series B Preferred Stock of Jacobs Financial Group, Inc.
       99.5   Form of Jacobs Financial Group, Inc. Warrant
       99.6   Press Release dated January 3, 2006